UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 29, 2008
Date of earliest event reported: April 28, 2008

BIOGOLD FUELS CORPORATION
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-1381192 (Commission File Number)	1800 Century Park East, Suite 600 Los Angeles, CA 90067	20-5609647 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)

(310) 556-0025
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause BioGold Fuels Corp. (“BioGold” or the “Company”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe BioGold future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. BioGold actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, BioGold undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On April 28, 2008, BioGold Fuels Corporation, a Nevada corporation (“BioGold” or the “Company”) entered into a ten year strategic partnership and license agreement (the “License”) with Energy Dynamics Corporation International, a Wyoming corporation (“EDC”). EDC granted BioGold a non-exclusive royalty free license to use certain gasification technology in the United States with the option to obtain the license in additional countries. EDC will manufacture for the Company any requested supply of gasifiers at a pre-determined discounted price. EDC agreed to purchase any autoclave processing units that it may require from BioGold at a pre-determined discounted price. BioGold has the right to manufacture the autoclave units for EDC. Both parties will market the other party’s products. EDC also agreed not to sell or otherwise utilize its gasification technology within 200 miles of a BioGold waste to energy facility that uses the EDC technology.

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events.

On April 28, 2008, the Company issued a press release announcing the entry into the License with EDC as described in Section 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

(d)	Exhibits. 99.1	Press Release dated April 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGOLD FUELS CORPORATION

Date: April 29, 2008	By:	/s/ Chris Barsness
Chris Barsness Chief Financial Officer